UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 16, 2018
(Earliest Event Date requiring this Report: March 16, 2018)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd., Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant's telephone number, including area code)

Item 2.02.    Results of Operations and Financial Condition.

On March 16, 2018, Capstone Companies, Inc., a Florida corporation, (the "Company"), issued a press release announcing an upcoming webcast and conference call to discuss the operating and financial results for the fiscal year ended, and fourth fiscal quarter ended, December 31, 2017.  The Company anticipates filing its Annual Report on Form 10-K for the fiscal year ended on December 31, 2017, with the Commission on or before March 28, 2018.

The webcast and conference call will be held on Thursday, March 29, 2018, at 10:30 a.m., Eastern Standard Time. The telephone number for the webcast/conference call is (201) 689-8562 and the Internet webcast link is available at: www.capstonecompaniesinc.com

A copy of the March 16, 2018 press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. A transcript of the March 29, 2018 webcast and conference call together with any such materials referenced during the webcast and conference call shall be filed as Exhibit 99.2 to the Amendment Number One to this Current Report on Form 8-K.

Item 7.01.    Regulation FD Disclosure

As discussed above in Item 2.02, the Company will hold a webcast and conference call at 10:30 a.m., Eastern Standard Time, on Thursday, March 29, 2018, to discuss operating and financial results for the fiscal year ended, and fourth fiscal quarter ended, on December 31, 2017.  Those results will be released after the close of financial markets on March 28, 2018.

The information discussed under Item 2.02 above and this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The contents of any URL's referenced in the press release are not incorporated into this Current Report on Form 8-K or any other filings with the Commission.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Capstone Companies, Inc. March 16, 2018 Press Release re: March 29, 2018 conference call for financial results of fiscal year ending December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ James McClinton
James McClinton, Chief Financial Officer
Dated: March 16, 2018